UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 9, 2007


                          L-1 IDENTITY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-21559                 04-3320515
(State or other jurisdiction       (Commission file           (I.R.S. employer
     of incorporation)                  number)              identification no.)



                  177 BROAD STREET, STAMFORD, CONNECTICUT 06901
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (203) 504-1100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 9, 2007, L-1 Identity Solutions, Inc. (the "Company") conducted a conference call to discuss its operating results and outlook. Furnished as
Exhibit 99.2 hereto is a revised transcript of the conference call. The revised transcript corrects certain transcription errors contained in Exhibit 99.2 to the original current report on Form 8-K filed by the Company on May 11, 2007 in connection with the conference call.

The information in this Current Report on Form 8-K/A, including the information contained in Exhibit 99.2 hereto, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.                             Description
-----------                             -----------

Exhibit 99.2 Revised transcript of conference call conducted by the Company on May 9, 2007.

















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



                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2007
                                      L-1 IDENTITY SOLUTIONS, INC.


                                      By:  /s/  Robert V. LaPenta
                                         ------------------------------
                                         Robert V. LaPenta
                                         Chairman, President and Chief Executive
                                         Officer















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



                                  EXHIBIT INDEX



Exhibit No.                            Description
-----------                            -----------

Exhibit 99.2 Revised transcript of conference call conducted by the Company on May 9, 2007.





































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